EXHIBIT 10.25


                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


            CERTAIN PORTIONS OF THIS EXHIBIT, MARKED AS "*REDACTED*,"
                 HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY
                  WITH THE COMMISSION BASED UPON A REQUEST FOR
                             CONFIDENTIAL TREATMENT.


                                November 10, 2000
                                  AMENDMENT #2


Raymond Braun
PLAY-BY-PLAY TOYS & NOVELTIES, INC.
4400 Tejasco
San Antonio,  TX  78218

RE:  WARNER BROS. LICENSE AGREEMENT #90266

Gentlemen:

This letter when fully executed shall formally amend the above-referenced License Agreement, dated January 26, 1999, as amended, relative to certain rights owned and controlled by Warner Bros.

By our mutual execution hereof, it is agreed as follows:

1.    PARAGRAPH 1 (A) "LICENSED PROPERTY":  is hereby amended as follows:

      Notwithstanding anything to the contrary contained herein, the "Licensed Property" shall be limited to the specific properties listed in Exhibit 1 attached to this Amendment and incorporated herein by reference.

2. PARAGRAPH 1 (C ) "LICENSED PRODUCT(S): is hereby amended by adding the following Licensed Products:

      (i)   *REDACTED*

      (ii)  The following novelty items:

            *REDACTED*


3.    PARAGRAPH 1(D) "GUARANTEED CONSIDERATION:  is hereby amended as follows:

      Licensor hereby acknowledges receipt of ($*REDACTED*) of the original ($*REDACTED*) Guaranteed Consideration. The remaining balance of the Guaranteed Consideration of ($*REDACTED*) shall constitute a flat fee (the "Flat Fee"), and shall be payable in United States dollars as follows:

      ($*REDACTED*) payable on or before December 31, 2000;

      ($*REDACTED*) payable on or before March 31, 2001;

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


      ($*REDACTED*) payable on or before June 30, 2001;

      ($*REDACTED*) payable on or before September 30, 2001;

      ($*REDACTED*) payable on or before December 31, 2001;

      ($*REDACTED*) payable on or before March 31, 2002;

      ($*REDACTED*) payable on or before June 30, 2002; and

      ($*REDACTED*) payable on or before September 30, 2002;

4.    PARAGRAPH 1 (E) "TERM": The Term is hereby extended for an additional two
      (2) year period, *REDACTED*

5.    PARAGRAPH 1 (G) "ROYALTY RATE":  is hereby deleted in its entirety.

6. PARAGRAPH 4 "CONSIDERATION": is hereby deleted in its entirety and replaced with the following:

      (a) "The Flat Fee paid by Licensee shall not be applied or accrue against any royalties. No part of the Flat Fee shall be repayable to Licensee.

      (b)   Intentionally omitted.

      (c) Sales shall be reported as set forth in Paragraph 5 (a). It is a material term and condition of this Agreement that sales be broken down by (1) Licensed Product, (2) country, (3) Licensed Property, and (4) Distribution Channel. In the event Licensee fails to do so, Licensor shall have the right to terminate this Agreement. Licensor shall also have the right to require Licensee to report sales on a retailer-by-retailer basis.

      (d) Licensee shall pay all taxes, customs, duties, assessments and other charges levied upon the importation of or assessed against the Licensed Products under this Agreement, as well as all Licensee's costs of doing business and Licensor shall have no liability therefor.

      (e)   Intentionally omitted."

7.    PARAGRAPH 5 "PERIODIC STATEMENTS":  is hereby amended as follows:

   Notwithstanding anything to the contrary contained herein, Licensee shall not be required to include any references to royalties in the periodic statements hereunder. Licensee shall continue to report all sales in the manner required hereunder.

In all other respects, other than as noted above the subject License Agreement and all of its terms and conditions shall continue to govern our relationship. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the License Agreement.

This letter shall have no legal effect unless and until (a) it is signed by Licensee and delivered to Licensor no later than November 14, 2000, and (b) it is thereafter signed by Licensor.

LICENSOR                               LICENSEE:
WARNER BROS. CONSUMER PRODUCTS         PLAY-BY-PLAY TOYS & NOVELTIES
A division of Time Warner              INC.
Entertainment Company L.P., on
Behalf of itself and as Agent
For Warner Bros.  A Division of
Time Warner Entertainment Company
L.P.
By: ________________________________   By: ______________________________
      Gary R. Simon
      Senior Vice President            Its: _____________________________
      Business and Legal Affairs
Date: ______________________________   Date: ____________________________

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


                                    EXHIBIT 1

                 (I) LOONEY TUNES (as defined in Schedule A-1);
                 (II) SCOOBY-DOO (as defined in Schedule B-3);
                (III) TOM & JERRY (as defined in Schedule B-4);
               (IV) THE FLINTSTONES (as defined in Schedule B-5);
                (V) YOGI BEAR (as defined in Schedule B-6); and
                 (VI) WACKY RACES as defined in Schedule B-9).